Quest Diagnostics Incorporated

LETTER OF TRANSMITTAL FOR THE

OFFER TO EXCHANGE

all outstanding unregistered 5.125% senior notes due 2010

($400,000,000 aggregate principal amount)

for

5.125% senior notes due 2010

that have been registered under the Securities Act of 1933

and

all outstanding unregistered 5.45% senior notes due 2015

($500,000,000 aggregate principal amount)

for

5.45% senior notes due 2015

that have been registered under the Securities Act of 1933

Fully and unconditionally guaranteed as to payment of principal and interest by the Subsidiary Guarantors

The exchange offer will expire at 5:00 p.m., New York City time, on                      , 2006 unless the exchange offer is extended by Quest Diagnostics Incorporated in its sole discretion.

Tenders of unregistered senior notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below).

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery:

(212) 298-1915	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286 Attn: Robert Massimillo	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286 Attn: Robert Massimillo

Confirm by Telephone:

(212) 815-2923

Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he or she has received the prospectus dated                   , 2006 of Quest Diagnostics Incorporated and this letter of transmittal and the instructions hereto, which together constitute Quest Diagnostics Incorporated’s offer to exchange $400,000,000 aggregate principal amount of unregistered 5.125% senior notes due 2010 for 5.125% senior notes due 2010 that are registered under the Securities Act of 1933, as amended and $500,000,000 aggregate principal amount of unregistered 5.45% senior notes due 2015 for 5.45% senior notes due 2015 that are registered under the Securities Act of 1933, as amended, pursuant to a registration statement of which the prospectus is a part. The outstanding unregistered 5.125% senior notes due 2010 have CUSIP number 74834LAG5. The outstanding unregistered 5.45% senior notes due 2015 have CUSIP number 74834LAH3.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on                   , 2006, unless Quest Diagnostics Incorporated, in its sole discretion, extends the exchange offer, in which case the term shall mean the latest date and time to which the exchange offer is extended. Whenever we refer to the 5.125% notes due 2010 and the 5.45% senior notes due 2015 registered under the Securities Act, we will refer to them as the “exchange senior notes.” Whenever we refer to the unregistered 5.125% senior notes due 2010 and the unregistered 5.45% senior notes due 2015, we will refer to them as the “unregistered senior notes.” All other terms used but not defined herein have the meaning given to them in the prospectus.

This letter of transmittal is to be used if (1) certificates representing unregistered senior notes are to be physically delivered to the exchange agent by Holders (as defined below) or (2) tender of the unregistered senior notes is to be made by Holders according to the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Delivery of this letter of transmittal and any other required documents must be made to the exchange agent.

Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to the exchange agent.

The term “Holder” as used herein means any person in whose name unregistered senior notes are registered on the books of Quest Diagnostics Incorporated or any other person who has obtained a properly completed bond power from the registered holder.

Any Holder of unregistered senior notes who wishes to tender his, her or its unregistered senior notes must, prior to the Expiration Date, either: (a) complete, sign and deliver this letter of transmittal, or a facsimile thereof, to the exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its unregistered senior notes, or (b) if a tender of unregistered senior notes is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, confirm such book-entry transfer, including the delivery of an agent’s message (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the instructions to this letter of transmittal.

Holders of unregistered senior notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this letter of transmittal to be delivered to the exchange agent on or prior to the Expiration Date must tender their unregistered senior notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offer—Guaranteed Delivery Procedures” in the prospectus. (See Instruction 1.)

Upon the terms and subject to the conditions of the exchange offer, the acceptance for exchange of the unregistered senior notes validly tendered and not withdrawn and the issuance of the exchange senior notes will be made promptly following the Expiration Date. For the purposes of the exchange offer, Quest Diagnostics Incorporated shall be deemed to have accepted for exchange validly tendered unregistered senior notes when, as and if Quest Diagnostics Incorporated has given written notice thereof to the exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

Please read this entire letter of transmittal and the prospectus carefully before checking any box below. The instructions included in this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent. See Instruction 11.

Holders who wish to accept the exchange offer and tender their unregistered senior notes must complete this letter of transmittal in its entirety and comply with all of its terms.

Please list below the unregistered senior notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF UNREGISTERED 5.125% SENIOR NOTES DUE 2010

Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Type of Security Tendered	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered senior securities tendered:

☐	Check here if tendered unregistered senior notes are being delivered by DTC to the exchange agent’s account at DTC and complete the following:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

Holders who wish to tender their unregistered senior notes and (i) whose unregistered senior notes are not immediately available, or (ii) who cannot deliver their unregistered senior notes, the letter of transmittal or any other required documents to the exchange agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

☐	Check here if tendered unregistered senior notes are being delivered pursuant to a notice of guaranteed delivery previously delivered to the exchange agent and complete the following:

Name(s) of holder(s) of unregistered senior notes:

Window ticket no. (if any):

Date of execution of notice of guaranteed delivery:

DTC book-entry account:

If delivered by book-entry transfer:

Name of tendering institution:

Transaction code no.:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

DESCRIPTION OF UNREGISTERED 5.45% SENIOR NOTES DUE 2015

Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Type of Security Tendered	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered senior securities tendered:

☐	Check here if tendered unregistered senior notes are being delivered by DTC to the exchange agent’s account at DTC and complete the following:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

Holders who wish to tender their unregistered senior notes and (i) whose unregistered senior notes are not immediately available, or (ii) who cannot deliver their unregistered senior notes, the letter of transmittal or any other required documents to the exchange agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

☐	Check here if tendered unregistered senior notes are being delivered pursuant to a notice of guaranteed delivery previously delivered to the exchange agent and complete the following:

Name(s) of holder(s) of unregistered senior notes:

Window ticket no. (if any):

Date of execution of notice of guaranteed delivery:

DTC book-entry account:

If delivered by book-entry transfer:

Name of tendering institution:

Transaction code no.:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:

Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to Quest Diagnostics Incorporated the principal amount of unregistered senior notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered senior notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, Quest Diagnostics Incorporated all right, title and interest in and to the unregistered senior notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of Quest Diagnostics Incorporated and as trustee under the indenture for the unregistered senior notes and the exchange senior notes) with respect to the tendered unregistered senior notes with full power of substitution to (i) deliver certificates for such unregistered senior notes to Quest Diagnostics Incorporated, or transfer ownership of such unregistered senior notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to, or upon the order of, Quest Diagnostics Incorporated and (ii) present such unregistered senior notes for transfer on the books of Quest Diagnostics Incorporated and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered senior notes, all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered senior notes tendered hereby and to acquire the exchange senior notes issuable upon the exchange of the unregistered senior notes, and that Quest Diagnostics Incorporated will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by Quest Diagnostics Incorporated. The undersigned also acknowledges that this exchange offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange senior notes issued in exchange for the unregistered senior notes pursuant to the exchange offer may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered senior notes directly from Quest Diagnostics Incorporated for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a holder that is an “affiliate” of Quest Diagnostics Incorporated as defined in Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange senior notes are acquired by a non-affiliate in the ordinary course of such holder’s business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange senior notes.

The undersigned Holder represents and warrants that

(a)

the exchange senior notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving the exchange senior notes, whether or not the person is the Holder,

(b)

neither the undersigned Holder nor any other recipient of the exchange senior notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the unregistered senior notes or exchange senior notes,

(c)

neither the undersigned Holder nor any other recipient is an “affiliate” of Quest Diagnostics Incorporated as defined in Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

(d)

if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with Quest Diagnostics Incorporated or any “affiliate” of Quest Diagnostics as defined in Rule 405 promulgated under the Securities Act to distribute the exchange senior notes,

(e)

if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange senior notes for its own account in exchange for unregistered senior notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange senior notes received in the exchange offer, and

(f)	the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

By acknowledging that you, as such a broker-dealer, will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange senior notes, you will not be deemed to admit that you are an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Quest Diagnostics Incorporated to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered senior notes tendered hereby or transfer of ownership of such unregistered senior notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that Quest Diagnostics Incorporated reserves the right not to accept tendered unregistered senior notes from any tendering Holder if Quest Diagnostics Incorporated determines, in its sole and absolute discretion, that its ability to proceed with the exchange offer would be impaired by a pending or threatened action or proceeding with respect to the exchange offer or that such acceptance could result in a violation of applicable securities laws.

For purposes of the exchange offer, Quest Diagnostics Incorporated shall be deemed to have accepted validly tendered unregistered senior notes when, as and if Quest Diagnostics Incorporated has given oral or written notice thereof to the exchange agent. If any tendered unregistered senior notes are not accepted for exchange pursuant to the exchange offer for any reason, such unaccepted or non-exchanged unregistered senior notes will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the prospectus under the “The Exchange Offer—Book-Entry Transfer,” such non-exchanged senior notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the exchange offer.

The undersigned understands and acknowledges that Quest Diagnostics Incorporated reserves the right in its sole discretion to purchase or make offers for any unregistered senior notes that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption “The Exchange Offer—Expiration Date; Extensions; Amendment; Termination,” to terminate the exchange offer and, to the extent permitted by applicable law, purchase unregistered senior notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the exchange offer.

The undersigned understands that tenders of unregistered senior notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Quest Diagnostics Incorporated upon the terms and subject to the conditions of the exchange offer. The undersigned also agrees that acceptance of any tendered unregistered senior notes by Quest Diagnostics Incorporated and the issuance of exchange senior notes in exchange therefor shall constitute performance in full by Quest Diagnostics Incorporated of their respective obligations under the exchange offer and Registration Rights Agreement and that, upon the issuance of the exchange senior notes, Quest Diagnostics Incorporated will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

By acceptance of the exchange offer, each broker-dealer that receives exchange senior notes pursuant to the exchange offer hereby acknowledges and agrees that, upon the receipt of notice by Quest Diagnostics Incorporated of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice Quest Diagnostics Incorporated agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until Quest Diagnostics Incorporated has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under “Special Registration Instructions,” please issue the certificates representing the exchange senior notes issued in exchange for the unregistered senior notes accepted for exchange and return any unregistered senior notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of unregistered senior notes tendered by DTC, by credit to the respective account at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the exchange senior notes issued in exchange for the unregistered senior notes accepted for exchange and return any unregistered senior notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the exchange senior notes issued in exchange for the unregistered senior notes accepted for exchange and return any unregistered senior notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Quest Diagnostics Incorporated has no obligations pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any unregistered senior notes from the name of the registered holder(s) thereof if Quest Diagnostics Incorporated does not accept for exchange any of the unregistered senior notes so tendered.

Holders who wish to tender the unregistered senior notes and (1) whose unregistered senior notes are not immediately available or (2) who cannot deliver their unregistered senior notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the expiration date may tender their unregistered senior notes according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” (See Instruction 2.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

(To be completed by all tendering Holders of unregistered senior notes regardless of whether unregistered senior notes are being physically delivered herewith)

This letter of transmittal must be signed by the registered Holder(s) of unregistered senior notes exactly as its (their) name(s) appear(s) on certificate(s) of unregistered senior notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on its security position listing it as the owner of unregistered senior notes, or by the person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If the unregistered senior notes to which this letter of transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Quest Diagnostics Incorporated of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered Holder(s) of the unregistered senior notes, then the registered Holder(s) must sign a valid proxy.

Date:

Date:
Signature(s) of Holder(s) or Authorized Signatory

Name(s):	Address:

(please print)	(including zip code)

Capacity(ies):	Area code and telephone no.:

Employer Identification or Social Security Number(s):

[Complete Substitute Form W-9 below.]

SIGNATURE GUARANTEE (See Instruction 1 herein) Certain signatures must be guaranteed by an Eligible Institution

(Name of Eligible Institution guaranteeing signatures)

(Address (including zip code) and telephone number (including area code) of firm)

(Authorized signatures)

(Printed names)

(Titles)

Date:

SPECIAL REGISTRATION
INSTRUCTIONS
(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered senior notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange senior notes issued pursuant to the exchange offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Unregistered Senior Notes” within this letter of transmittal, or if exchange senior notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account indicated above.

SPECIAL DELIVERY
INSTRUCTIONS
(See Instruction 7 herein)

To be completed ONLY if certificates for unregistered senior notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange senior notes issued pursuant to the exchange offer are to be sent to someone other than, the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box entitled “Description of Unregistered Senior Notes” within this letter of transmittal, or to be credited to an account maintained at DTC, other than the account indicated above.

Name:
Name:	(please print)
(please print)	Address:
Address:	(please print)
(please print)
(zip code)
(zip code)
Employer Identification or Social Security Number (See Substitute Form W-9 herein)
Employer Identification or Social Security Number (See Substitute Form W-9 herein)

INSTRUCTIONS

Forming part of the terms and conditions

of the exchange offer

1. Guarantee of Signatures. Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the unregistered senior notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of unregistered senior notes) who has not completed the box set forth herein entitled “Special Registration Instructions” or “Special Delivery Instructions” of this letter of transmittal or (ii) for the account of an Eligible Institution.

2. Delivery of this Letter of Transmittal and Unregistered Senior Notes. Certificates for the physically tendered unregistered senior notes (or a confirmation of a book-entry transfer to the exchange agent at DTC of all unregistered senior notes tendered electronically), as well as, in the case of physical delivery of unregistered senior notes, a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered unregistered senior notes, this letter of transmittal and all other required documents, or book-entry transfer and transmission of an Agent’s Message by a DTC participant, to the exchange agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or unregistered senior notes should be sent to Quest Diagnostics Incorporated or DTC.

The exchange agent will make a request to establish an account with respect to the unregistered senior notes at DTC for purposes of the exchange offer promptly after receipt of the prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of unregistered senior notes by causing DTC to transfer such unregistered senior notes into the exchange agent’s account at DTC in accordance with the relevant entity’s procedures for transfer. However, although delivery of unregistered senior notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A Holder may tender unregistered senior notes that are held through DTC by transmitting its acceptance through DTC’s Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered senior notes and that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and Quest Diagnostics Incorporated may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on pages 5 and 6 of this letter of transmittal are true and correct.

Holders who wish to tender their unregistered senior notes and (i) whose unregistered senior notes are not immediately available or (ii) who cannot deliver their unregistered senior notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their unregistered senior notes and follow the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC standard operating procedures; (ii) prior to the Expiration Date, the exchange agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the unregistered senior notes, the certificate number or numbers of such unregistered senior notes and the principal amount of unregistered senior notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) business days after the Expiration Date, this letter of transmittal (or copy thereof) together with the certificate(s) representing the unregistered senior notes (or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the exchange agent and (iii) such properly completed and executed letter of transmittal (or copy thereof), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered unregistered senior notes in proper form for transfer or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent’s account at DTC, must be received by the exchange agent within three (3) business days after the Expiration Date, all as provided in the prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Any Holder of unregistered senior notes who wishes to tender his unregistered senior notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the exchange agent, a notice of guaranteed delivery will be sent to Holders who wish to tender their unregistered senior notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered senior notes or this letter of transmittal will be determined by Quest Diagnostics Incorporated in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this letter of transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered senior notes for exchange. Quest Diagnostics Incorporated reserves the absolute right to reject any and all unregistered senior notes or letter of transmittal not properly tendered or any tenders Quest Diagnostics Incorporated’s acceptance of which would, in the opinion of counsel for Quest Diagnostics Incorporated, be unlawful. Quest Diagnostics Incorporated also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered senior notes. Quest Diagnostics Incorporated’s interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered senior notes must be cured within such time as Quest Diagnostics Incorporated shall determine. Although Quest Diagnostics Incorporated intends to notify Holders of defects or irregularities with respect to tenders of unregistered senior notes, none of Quest Diagnostics Incorporated, the exchange agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered senior notes, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered senior notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered senior notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering Holders of unregistered senior notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of the unregistered senior notes should be listed on a separate signed schedule attached hereto.

4. Tender by Holder. Except in limited circumstances, only a registered Holder of unregistered senior notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the unregistered senior notes may tender its unregistered senior notes in the exchange offer. Any beneficial owner of unregistered senior notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this letter of transmittal on such beneficial owner’s behalf or must, prior to completing and executing this letter of transmittal and delivering his, her or its unregistered senior notes, either make appropriate arrangements to register ownership of the unregistered senior notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered senior notes.

5. Partial Tenders; Withdrawals. Tenders of unregistered senior notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any unregistered senior notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the chart entitled “Description of Unregistered Senior Notes.” The entire principal amount of unregistered senior notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered senior notes is not tendered, unregistered senior notes for the principal amount of unregistered senior notes not tendered and a certificate or certificates representing exchange senior notes issued in exchange of any unregistered senior notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal or unless tender is made through DTC promptly after the unregistered senior notes are accepted for exchange.

Except as otherwise provided herein, tenders of unregistered senior notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of unregistered senior notes in the exchange offer, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered senior notes to be withdrawn (the “Depositor”), (2) identify the unregistered senior notes to be withdrawn (including the certificate number or numbers and principal amount of such unregistered senior notes, or, in the case of unregistered senior notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such unregistered senior notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the unregistered senior notes register the transfer of such unregistered senior notes into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered senior notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Quest Diagnostics Incorporated, whose determination shall be final and binding on all parties. Any unregistered senior notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer and no exchange senior notes will be issued with respect thereto unless the unregistered senior notes so withdrawn are validly re-tendered. Any unregistered senior notes which have been tendered but which are not accepted for exchange by Quest Diagnostics Incorporated will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn unregistered senior notes may be re-tendered by following one of the procedures described in the prospectus under “The Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) of the unregistered senior notes tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered senior notes without alteration, enlargement or any change whatsoever.

If any of the unregistered senior notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of unregistered senior notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of unregistered senior notes.

If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered senior notes) of unregistered senior notes tendered and the certificate(s) for exchange senior notes issued in exchange therefor is to be issued (or any untendered principal amount of unregistered senior notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered unregistered senior note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the unregistered senior notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy hereof) is signed by a person other than the registered Holder(s) of unregistered senior notes listed therein, such unregistered senior notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the unregistered senior notes on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the unregistered senior notes.

If this letter of transmittal (or a copy hereof) or any unregistered senior notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Quest Diagnostics Incorporated, evidence satisfactory to Quest Diagnostics Incorporated of their authority to so act must be submitted with this letter of transmittal.

Endorsements on unregistered senior notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange senior notes or substitute unregistered senior notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the unregistered senior notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. Transfer Taxes. Quest Diagnostics Incorporated will pay all transfer taxes, if any, applicable to the exchange of unregistered senior notes pursuant to the exchange offer. If, however, certificates representing exchange senior notes or unregistered senior notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the unregistered senior notes tendered hereby, or if tendered unregistered senior notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of unregistered senior notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the unregistered senior notes listed in this letter of transmittal.

9. Waiver of Conditions. Quest Diagnostics Incorporated reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the exchange offer in the case of any unregistered senior notes tendered.

10. Mutilated, Lost, Stolen or Destroyed Unregistered Senior Notes. Any tendering Holder whose unregistered senior notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instruction.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

IMPORTANT TAX INFORMATION

A tendering Holder of the unregistered senior notes is required to give the exchange agent such Holder’s social security number or employer identification number (“TIN”) or establish a basis for exemption from backup withholding. If the unregistered senior notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Certain tendering Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the exchange agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8BEN can be obtained from the exchange agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

A Holder shall write “applied for” in the box in Part 1 of the form if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “applied for” is written in the box in Part 1 and the exchange agent is not provided with a TIN within 60 days thereafter, the exchange agent will withhold 28% on all payments under the senior notes until a TIN is provided to the exchange agent.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYER’S NAME: QUEST DIAGNOSTICS INCORPORATED
SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	_______________________ Social Security Number(s) or ______________________ Employer Identification Number(s)
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 2 — Certification — Under Penalties of Perjury, I certify that:

(1)      The number shown on this form is my correct Taxpayer Identification Number (“TIN”) (or I am waiting for a number to be issued to me), and

(2)      I am NOT subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)      I am a U.S. person (including a U.S. resident alien).

Part 3 — ☐ Check if Awaiting TIN
SIGN HERE

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGNATURE: _______________________________________ DATE: ____________________

Name: _____________________________________

                                         (Please Print)

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE SENIOR NOTES AND A U.S.$50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the exchange agent by the time of payment, the applicable amount of all reportable payments made to me will be withheld and such retained amounts shall be remitted to the IRS as backup withholding.

Signature ____________________________________________________	Date ________________________________________
Name (Please Print) ___________________________________________________________________________________________

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —

1. An individual’s account	The individual	6. Sole proprietorship account	The owner (3)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	8. Corporate account	The corporation

4. a. The usual revocable savings trust account (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (1)	9. Association, club, Religious, charity, educational organization or other Tax-Exempt organization account	The organization

5. Sole proprietorship account	The owner (3)	10. Partnership	The partnership

		11. A broker or registered nominee	The broker or nominee

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

`	12. Account with the Department of Agriculture in the name of an entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust.
NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

•         An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•         The United States or any of its agencies or instrumentalities.

•         A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•         A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•         An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•         A corporation.

•         A foreign central bank of issue.

•         A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•         A futures commission merchant registered with the Commodity Futures Trading Commission.

•         A real estate investment trust.

•         An entity registered at all times during the tax year under the Investment Company Act of 1940.

•         A common trust fund operated by a bank under section 584(a).

•         A financial institution.

•         A middleman known in the investment community as a nominee or custodian.

•         A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•         Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•         Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•         Payments of patronage dividends where the amount received is not paid in money.

•         Payments made by certain foreign organizations.

•         Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•         Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•         Payments of tax-exempt interest (including exempt—interest dividends under Section 852 of the Code).

•         Payments described in Section 6049(b) (5) of the Code to nonresident aliens.

•         Payments on tax-free covenant bonds under Section 1451 of the Code.

•         Payments made by certain foreign organizations.

•         Mortgage interest payments paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER,WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041(a), 6045, 6050A and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

(DO NOT WRITE IN SPACE BELOW)

Certificate surrendered	Unregistered senior notes tendered	Unregistered senior notes accepted

Delivery Prepared by ________	Checked by ________	Date ________

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

The exchange agent for the exchange offer is:

By Facsimile:	By Registered or Certified Mail:	By Hand/Overnight Delivery:

(212) 298-1915	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286 Attn: Robert Massimillo	The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street – 7 East New York, New York 10286 Attn: Robert Massimillo

Confirm by Telephone:

(212) 815-2923

For any questions regarding this letter of transmittal or for additional information, you may contact the exchange agent by telephone at (212) 815-2923, attention: Robert Massimillo.

All unregistered senior notes must be tendered by book-entry transfer in accordance with the standard operating procedures of DTC. Holders who wish to be eligible to receive exchange senior notes for their unregistered senior notes pursuant to the exchange offer must validly tender (and not withdraw) their unregistered senior notes to DTC prior to the Expiration Date or provide notice of guaranteed delivery to the exchange agent as described herein.